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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b) (2) _____

                 ---------------------------------------------

                        THE FUJI BANK AND TRUST COMPANY
              (Exact name of trustee as specified in its charter)

               New York                              13-2794155
    (Jurisdiction of incorporation                (I.R.S. Employer
     if not a U.S. national bank)                Identification No.)

        Two World Trade Center                          10048
          New York, New York                          (Zip Code)
        (Address of principal
         executive offices)

                 ---------------------------------------------

                                COMDISCO, INC.
              (Exact name of obligor as specified in its charter)

               Delaware                              36-268-7938
   (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)               Identification No.)

         6111 North River Road                          60018
           Rosemont, Illinois                         (Zip Code)
         (Address of principal
           executive offices)

                 ---------------------------------------------

                            Senior Debt Securities
                      (Title of the Indenture Securities)

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Item 1.         General Information
                -------------------

                Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                        Federal Reserve Bank of New York (2nd District)
                        New York, New York
                        Federal Deposit Insurance Corporation,
                        Washington, D.C.
                        New York Banking Department, Albany, New York.

     (b)        Whether it is authorized to exercise corporate trust powers.

                        Yes.

Item 2.         Affiliations with the Obligor.
                ------------------------------

                If the obligor is an affiliate of the Trustee, describe each such affiliation.

                        None.

Item 16.        List of Exhibits.
                -----------------

                Exhibit 1 - Copy of an Organization Certificate of the trustee as now in effect. Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement,
                            Registration # 33-53005.

                Exhibit 2 - A copy of a certificate of authority of the
                            trustee to commence business. Incorporated herein by reference to Exhibit 2 filed with Form T-1
                            Statement, Registration # 33-53005.

                Exhibit 3 - A copy of the authorization of the trustee to
                            exercise corporate trust powers. Incorporated herein by reference to Exhibit 3 filed with Form
                            T-1 Statement, Registration # 33-53005.

                Exhibit 4 - Copy of existing By-laws of the trustee.
                            Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration
                            # 33-53005.

                Exhibit 5 - Not Applicable.

                Exhibit 6 - The consent of the trustee required by Section
                            321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990. Incorporated herein by reference to
                            Exhibit 6 filed with Form T-1 Statement,
                            Registration # 33-53005.

                Exhibit 7 - A copy of the latest Report of Condition of The
                            Fuji Bank and Trust Company as of the close of business on July 29, 1994.

                Exhibit 8 - Not Applicable.

                Exhibit 9 - Not Applicable.

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                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Fuji Bank and Trust Company, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 10th day of February 1995.

                                       THE FUJI BANK AND TRUST COMPANY



                                       /s/ Sharon Chase Moore
                                       -----------------------------
                                       Sharon Chase Moore
                                       Vice President
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                                    Call Date: 6/30/94  ST BK: 36-5168 FFIEC 031
                                                                       Page RC-1
Legal Title of Bank: THE FUJI BANK AND TRUST COMPANY
Address:             TWO WORLD TRADE CENTER, 79TH-82ND FL
City, State  Zip:    NEW YORK, NY  10048
DTC Certificate No.: 2 1 8 4 3

Consolidated Report of Condition for Insured Commercial and State-Chartered
Savings Banks for June 30, 1994

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

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

                                                                                                              C400
                                                                                                  ------------------
                                                                    Dollar Amounts in Thousands   RCFD  Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                            //////////////////
 1. Cash and balances due from depository institutions (from Schedule RC-A):                      //////////////////
    a. Noninterest-bearing balances and currency and coin(1)...................................   0081        23,545    1.a.
    b. Interest-bearing balances(2)............................................................   0071       207,100    1.b.
 2. Securities:                                                                                   //////////////////
    a. Held-to-maturity securities (from Schedule RC-B, column A)..............................   1754             0    2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)............................   1773        70,601    2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices    //////////////////
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                          //////////////////
    a. Federal funds sold......................................................................   0276        86,000    3.a.
    b. Securities purchased under agreements to resell.........................................   0277             0    3.b.
 4. Loans and lease financing receivables:                                                        //////////////////
    a. Loans and leases, net of unearned income (from Schedule RC-C)   RCFD 2122      1,854,381   //////////////////    4.a.
    b. LESS: Allowance for loan and lease losses....................   RCFD 3123         42,365   //////////////////    4.b.
    c. LESS: Allocated transfer risk reserve........................   RCFD 3128              0   //////////////////    4.c.
    d. Loans and leases, net of unearned income,                                                  //////////////////
       allowance, and reserve (item 4.a minus 4.b and 4.c).....................................   2125     1,812,016    4.d.
 5. Assets held in trading accounts............................................................   3545             0    5.
 6. Premises and fixed assets (including capitalized leases)...................................   2145         2,921    6.
 7. Other real estate owned (from Schedule RC-M)...............................................   2150             0    7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)...   2130             0    8.
 9. Customers' liability to this bank on acceptances outstanding...............................   2155         5,990    9.
10. Intangible assets (from Schedule RC-M).....................................................   2143             0   10.
11. Other assets (from Schedule RC-F)..........................................................   2160        39,839   11.
12. Total assets (sum of items 1 through 11)...................................................   2170     2,248,012   12.

__________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.
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

Legal Title of Bank: THE FUJI BANK AND TRUST COMPANY                                 Call Date: 6/30/94   ST-BK: 36-5168   FFIEC 031
Address:             TWO WORLD TRADE CENTER, 79TH-82ND FL                                                                  Page RC-2
City, State Zip:     NEW YORK, NY 10048
DTC Certificate No.: 2 1 8 4 3

Schedule RC--Continued
                                                                                                ---------------------------
                                                                    Dollar Amounts in Thousands : /////////  Bil Mil Thou :
- ---------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                                     : /////////////////////// :
13. Deposits:                                                                                   : /////////////////////// :
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, Part I) ...... : RCON 2200       162,102 : 13.a.
       (1) Noninterest-bearing(1) ................................. : RCON 6631        102,215  : /////////////////////// : 13.a.(1)
       (2) Interest-bearing ....................................... : RCON 6636         59,887  : /////////////////////// : 13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs  (from Schedule RC-E,      : /////////////////////// :
       part II) ............................................................................... : RCFN 2200       735,458 : 13.b.
       (1) Noninterest-bearing(1) ................................. : RCFN 6631              0  : /////////////////////// : 13.b.(1)
       (2) Interest-bearing........................................ : RCFN 6636        735,458  : /////////////////////// : 13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic      : /////////////////////// :
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                : /////////////////////// :
    a. Federal funds purchased ................................................................ : RCFD 0278             0 : 14.a.
    b. Securities sold under agreements to repurchase ......................................... : RCFD 0279             0 : 14.b.
15. a. Demand notes issued to the U.S. Treasury ............................................... : RCON 2840             0 : 15.a.
    b. Trading liabilities..................................................................... : RCFD 3548             0 : 15.b.
16. Other borrowed money:                                                                       : /////////////////////// :
    a. With original maturity of one year or less ............................................. : RCFD 2332       692,984 : 16.a.
    b. With original maturity of more than one year ........................................... : RCFD 2333       259,507 : 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ............................ : RCFD 2910             0 : 17.
18. Bank's liability on acceptances executed and outstanding .................................. : RCFD 2920         5,990 : 18.
19. Subordinated notes and debentures ......................................................... : RCFD 3200       100,000 : 19.
20. Other liabilities (from Schedule RC-G) .................................................... : RCFD 2930        26,527 : 20.
21. Total liabilities (sum of items 13 through 20) ............................................ : RCFD 2948     1,982,568 : 21.
                                                                                                : /////////////////////// :
22. Limited-life preferred stock and related surplus .......................................... : RCFD 3282             0 : 22.
EQUITY CAPITAL                                                                                  : /////////////////////// :
23. Perpetual preferred stock and related surplus ............................................. : RCFD 3838             0 : 23.
24. Common stock .............................................................................. : RCFD 3230        98,475 : 24.
25. Surplus (exclude all surplus related to preferred stock) .................................. : RCFD 3839       153,975 : 25.
26. a. Undivided profits and capital reserves ................................................. : RCFD 3632        12,836 : 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................. : RCFD 8434           158 : 26.b.
27. Cumulative foreign currency translation adjustments ....................................... : RCFD 3284             0 : 27.
28. Total equity capital (sum of items 23 through 27) ......................................... : RCFD 3210       265,444 : 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,   : /////////////////////// :
    and 28) ................................................................................... : RCFD 3300     2,248,012 : 29.
                                                                                                ---------------------------
Memorandum
To be reported only with the March Report of Condition.
M.1. Indicate in the box at the right the number of the statement below that best describes the                     Number
     most comprehensive level of auditing work performed for the bank by independent external          --------------------
     auditors as of any date during 1993 ............................................................. : RCFD 6724    N/A : M.1.
                                                                                                       --------------------
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1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company
    (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work